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EXHIBIT 10.5
RESTRICTED STOCK UNIT AWARD
The Compensation

and Human

Resources Committee

(the “Committee”)

of the

Board of

Directors of

Quaker Houghton

(“the
Company”) has approved the

award (the “Award”)

to First Name Last Name

(“the Grantee”), of XX Restricted

Stock Units (“RSUs”)
under the Quaker

Houghton 2016 Long-Term

Performance Incentive Plan

(the “Plan”).

Each vested RSU

entitles Grantee to

receive
one share of Common Stock of the

Company on the Distribution Date.

Subject to Grantee’s acceptance

of the terms and conditions of
this Award

set forth in this agreement (the “Agreement”), this Award

is effective as of MM DD, YYYY (the “Effective

Date”).

Except as provided herein and in

the Plan, RSUs subject to

this Award will vest in a single installment

on MM DD, YYYY (the

“Vesting
Date”) (the period from the Effective Date to

the Vesting

Date, the “Restriction Period”).
The terms and conditions

of this Award

are governed by this Agreement

and the Plan.

Unless otherwise defined herein,

terms used in
this Agreement have the meanings assigned to them in the Plan.

In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.
1.

As soon as practicable

after the Effective

Date of this Award,

the RSUs will be

credited to a

separate account maintained

by
the Plan’s third-party administrator

on Grantee’s behalf.
2.

The RSUs may not be transferred in any manner other than

by will or the laws of descent or distribution.
3.

The RSUs are not actual shares of Common Stock, and do not

have voting rights.
4.

Grantee will receive dividend

equivalents on RSUs.

On each date that

the Company pays a

cash dividend on a

share of Common
Stock, the

Company,

through the

Plan’s third

-party administrator,

will credit to

Grantee’s account

an additional

number of
RSUs equal to the total number of RSUs credited to Grantee’s account on such date, multiplied by the amount of the per share cash dividend, and divided by the Fair Market Value of a share of Common Stock on such date. RSUs credited pursuant to this paragraph will be subject to the same terms and conditions

as the RSUs to which the dividend equivalent rights relate.
5.

Under the Plan,

unvested RSUs will

be forfeited immediately

after Grantee’s

Termination of

Service with the

Company and
its subsidiaries, unless such termination is due to death or Total Disability or on or after attainment of age 60, in which case the
unvested RSUs will

vest on the

date of termi

nation on a pro

rata basis (based

on the number

of full months

of active service
with the Company

or a subsidiary

during the Vesting

Period over the total

number of full

months in the

Vesting

Period).

In
the event of a

Change in Control which

occurs before

Grantee’s Termination

of Service, all unvested

RSUs will fully vest

as
of the date of such Change in Control.
6.

With respect to

vested RSUs, a

corresponding number of

actual shares of Common

Stock will be deposited

into a stock plan
account established under

Grantee’s name

by the Plan’s

third-party administrator.

The date of such

transfer shall be referred
to as the “Distribution Date.”

7.

All distributions to Grantee or to

Grantee’s beneficiary

upon vesting of the RSUs hereunder

will be subject to withholding by
the Plan’s third-party administrator of amounts sufficient to cover the applicable withholding obligations.

In the event that any
required tax withholding upon the settlement of such RSUs exceeds your other compensation due from the Company, Grantee
agrees to remit to

the Company,

as a condition to

settlement of such RSUs,

such additional amounts

in cash as are

necessary
to satisfy the required withholding.

Any and all withholding obligations may be settled with shares of

Common Stock.

Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com.

8.

Nothing in

the Plan

or this

Agreement will

be construed

as creating

any right

in the

Grantee to

continued employment

or
service,

or as altering or amending the existing terms and conditions of the Grantee’s employment

or service.
9.

All notices required to be given hereunder shall be mailed by registered or certified mail to the

Company to the attention of its
Secretary, at

901 E. Hector

Street, Conshohocken,

Pennsylvania 19428,

and to Grantee

at Grantee’s

address as it appears

on
the Company’s books

and records unless either of said parties has

duly notified the other in writing

of a change in address.
10.

To the extent not preempted by Federal

law, this Agreement shall be construed, administered

and governed in all respects

under
and by the laws of the Commonwealth of Pennsylvania,

without giving effect to its conflict of laws principles.
11.

This Agreement

contains all

the understandings

between the

parties hereto

pertaining to

the matter

referred to

herein, and
supersedes all undertakings

and agreements, whether oral

or in writing, previously

entered into by them

with respect thereto.

Grantee represents

that, in executing this Agreement, Grantee has not relied upon any representation or statement not set forth
herein made by the Company with regard to the subject

matter of this Agreement.

QUAKER HOUGHTON

BY:

Michael F. Barry

Grantee represents that Grantee is familiar with the terms and provisions of the Plan, and hereby accepts this Award subject to
the terms and

provisions of the

Plan insofar as

they relate to

RSUs granted thereunder.

Grantee agrees

hereby to accept

as binding,
conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Grant.

Grantee
authorizes the Company

to withhold in accordance

with applicable law from

any compensation payable

to Grantee any taxes

required
to be withheld by

Federal, state, or local

law as a

result of the

vesting of this Award.

Grantee represents that, in

executing this Agreement,
Grantee has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter
of this Agreement.

By:

First Name Last Name